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                     [LETTERHEAD OF THE CREDIT STORE(R), INC.]



May 31, 2001

VIA FACSIMILE & U.S. CERTIFIED MAIL
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(605) 948-2198


Steve Hageman, President
Bank of Hoven
202 Main Street
Hoven, South Dakota 57450

        RE: Repurchase Agreement Dated November 30, 2000 and Letter Agreement Dated February 27, 2001

Dear Mr. Hageman:

This letter shall memorialize the agreement between Bank of Hoven and The Credit Store, Inc. to modify the provisions of Section 2.2(a) of the Repurchase Agreement dated November 30, 2000, and as amended by the Letter Agreement dated February 27, 2001, to extend the Option Period from May 31, 2001, to August 31, 2001. In consideration of this modification, The Credit Store, Inc. will pay $10,000 to Bank of Hoven. Please sign this letter to signify your agreement with the above modification.

                            Sincerely Yours,


                            /s/ Michael J. Philippe
                            -----------------------
                            Michael J. Philippe
                            Executive Vice President and Chief Financial Officer



APPROVED AND ACCEPTED:

BANK OF HOVEN


/s/ Steve Hageman
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Steve Hageman, President